SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          DECEMBER 3, 1997
                                                 -------------------------

                         THE AMERICAN ENERGY GROUP, LTD.
(Exact name of registrant as specified in its charter)

           NEVADA                    0-26402                87-0448843
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)


     P.O. BOX 489, SIMONTON, TEXAS                              77476
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code     (281) 346-2652



(Former name or former address, if changed since last report.)

                                 The American Energy Group, Ltd. Form 8-K Page 1
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                                    FORM 8-K

                         THE AMERICAN ENERGY GROUP, LTD.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

        Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

        Not applicable


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

        Not Applicable.


ITEM 5.  OTHER EVENTS.

        A total of 2,110,000 Warrants have been exercised at an exercise price of $1.50 per share, generating $3,165,000 in additional investment into the Company. These Warrants were held by various overseas shareholders in conjunction with the Company's sale of Common stock to such persons as reported in previous filings with the Securities and Exchange Commission. The Common Stock has been issued pursuant to Regulation S restrictions upon ownership and transferability. The funds will be primarily allocated to further development of the Company's domestic and Pakistan oil and gas projects.

ITEM 6.  RESIGNATIONS OF REGISTRANTS DIRECTORS.

        Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        Not Applicable

                                 The American Energy Group, Ltd. Form 8-K Page 2
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ITEM 8.  CHANGE IN FISCAL YEAR.

        Not Applicable.
                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE AMERICAN ENERGY GROUP, LTD.
                                         (Registrant)


Date: DECEMBER 16, 1997             BY:  /s/ B/J/S
                                         Bradley J. Simmons, President

                                 The American Energy Group, Ltd. Form 8-K Page 3